                                                                    EXHIBIT 99.2


                             AMENDMENT NUMBER ONE

                                     DATED


                               November 30, 2000

                                    To the

                               LICENSE AGREEMENT

                                     DATED

                                 July 21, 2000

                                    BETWEEN


                        TAISHO PHARMACEUTICAL CO., LTD.



                                      AND



                         NEUROCRINE BIOSCIENCES, INC.

                 AMENDMENT NUMBER ONE TO THE LICENSE AGREEMENT

     AMENDMENT NUMBER ONE (this "Amendment") dated November 30, 2000 to the LICENSE AGREEMENT (the "License Agreement") dated July 21, 2000 by and between Taisho Pharmaceutical Co., Ltd., a Corporation organized under the laws of Japan with principal offices located at 24-1, Takata 3-Chome, Toshima-ku, Tokyo 170-8633, Japan ("Taisho") and Neurocrine Biosciences, Inc., a Delaware Corporation with principal offices located at 10555 Science Center Drive, San Diego, California 92121 ("Neurocrine").

                             W I T N E S S E T H:

     WHEREAS, Taisho and Neurocrine entered into the License Agreement pursuant to which Neurocrine licensed to Taisho exclusive rights to Neurocrine's proprietary altered peptide ligand, NBI-6024, in the Field of Use in Asian and European countries (each as defined in the License Agreement).

     WHEREAS, Taisho and Neurocrine now wish to amend the License Agreement to provide for collaboration between Neurocrine and Taisho in the development of NBI-6024 and to provide to Taisho exclusive commercialization rights to NBI-6024 in the Neurocrine Territory (as defined in the License Agreement) as an additional option set forth in Section 3.5 of the License Agreement.

     NOW THEREFORE, in consideration of the foregoing and the covenants and promises contained in this Amendment, the Parties agree as follows:


                                  ARTICLE  1

                                  DEFINITIONS

Unless otherwise defined herein, capitalized terms used in this Amendment and in the License Agreement amended by this Amendment shall have the meanings assigned to such terms in the License Agreement.

1.1  "Collaboration" shall mean the collaboration between Taisho and Neurocrine
      -------------
to Develop Licensed Products under the terms set forth herein.

1.2  "Development Plan" shall mean the annual worldwide plan for the Development
      ----------------
of Products as approved by the JSC.

1.3  "Licensed Territory" shall mean all the world.
      ------------------

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                                       1

1.4  "Milestone Payments" shall mean the payments to be made by Taisho to
      ------------------
Neurocrine upon occurrence of certain events as set forth in Sections 5.1B and 5.2B or 5.5B.

1.5  "Net Sales" shall mean the sales of Products or, in the case of multi
      ---------
active components Products, NBI-6024 contributed portion thereof (as determined by a method approved by both Parties), for the sale of Products by Taisho or Affiliates or sublicensees of Taisho to a Third Party other than Affiliates or sublicensees of Taisho, less the amount incurred such as returns and allowances (including, but not limited to, prompt payment and volume discounts, chargebacks from wholesalers and other allowances granted to customers or wholesalers of Products, whether in cash or trade), freight, shipping, packing, insurance, rebates, and sales and other taxes based on sales when included in gross sales, but not including taxes when assessed on income derived from such sales.

1.6  "Rest of World" shall mean all the world other than Asian and European
      -------------
countries listed on Exhibit D.


                                   ARTICLE 2

                                  AMENDEMENTS

2.1  Amendment of Section 1.29. Section 1,29 of the License Agreement
     -------------------------
("Neurocrine Territory") is hereby deleted.
----------------------

2.2  Amendment of Section 2.3. Section 2.3(b) of the License Agreement is hereby
     ------------------------
amended to read as set forth below.

       (b) Indications.  Taisho will use Commercially Reasonable Efforts to
           -----------
     obtain Governmental Approvals to Develop and Commercialize NBI-6024 in the Licensed Territory for all reasonable indications to the extent regulatively and practically appropriate taking into consideration the circumstances of markets in the Licensed Territory.

2.3  Amendment of Section 2.4. Section 2.4 of the License Agreement is hereby
     ------------------------
amended to read as set forth below.

       (a) Development and Commercialization.  Neurocrine covenants to use
           ---------------------------------
     Commercially Reasonable Efforts to collaborate with Taisho to Develop and Commercialize Products in the Licensed Territory.

       (b) Compliance by Neurocrine.  Neurocrine covenants that all activities
           ------------------------
      undertaken by Neurocrine in collaborating with Taisho hereunder will comply with all applicable statutes, regulations and guidance of any Governmental

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                                       2

      Authorities relating to the Development and/or Commercialization of Products.


2.4   Amendment of Section 3.2 (b).   Section 3.2(b) of the License Agreement is
      ---------------------------
hereby amended to read as set forth below.

      (b) Taisho hereby grants to Neurocrine ***** license ***** under Licensed Technology and Taisho Technology, ***** as set forth in this Agreement.

2.5   Amendment of Section 3.3.  Section 3.3 of the License Agreement is hereby
      ------------------------
amended to read as set forth below.
                                  -

      3.3  Sublicenses.  Taisho shall have the right to grant sublicenses to
           -----------
      Licensed Technology to Third Parties, provided, however, that Taisho shall
                                            --------  -------
      remain responsible for the full and complete performance of all obligations hereunder. Taisho shall provide Neurocrine with copies of all agreements sublicensing the Licensed Technology, *****.

2.6   Amendment of Section 3.5.  Section 3.5 of the License Agreement is hereby
      ------------------------
deleted.

2.7   Amendment of Section 4.1.  Section 4.1 of the License Agreement is hereby
      ------------------------
amended to delete "for each of the Parties" in Subsection (iii).

2.8   Amendment of Section 4.2.  Section 4.2 of the License Agreement is hereby
      ------------------------
amended to read as set forth below.

      4.2  Meetings and Decision of the Joint Steering Committee.  The
           -----------------------------------------------------
      chairperson of the JSC will be designated annually by Taisho and
      Neurocrine on an alternating basis starting with Neurocrine. A secretary will be appointed for each meeting and shall be responsible for the minutes of the meeting. The JSC shall meet no less frequently than twice per year. Decisions of the JSC shall be made by unanimous vote. In the event the JSC is unable to reach agreement on any issue, the issue shall be referred to the Senior Vice President, Development of Neurocrine and Head of Development of Taisho for resolution. In the event these two persons are unable to reach agreement on the issue, the issue shall be finally decided by Head of Development of Taisho. All decisions of the JSC shall be consistent with the Five Year Plan and will be reached in good faith.

2.9   Amendment of Section 4.3.  Section 4.3 of the License Agreement is amended
      ------------------------
to read as set forth below.

      4.3  Development Plan.  Prior to the Effective Date the Parties worked
           ----------------
      together to coordinate a development plan for a global five year plan (the "Five Year Plan" as set forth on Exhibit E). The goal of the Five Year Plan is to maximize Product potential through coordinated, efficient and cost effective

____________
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                                       3

      Development and Commercialization. The Five Year Plan includes outline timelines for pre-clinical and clinical studies and Regulatory Filings. The Five Year Plan will be updated on an annual basis and, when necessary in consideration of the progress of the Development, from time to time additionally by mutual agreement of the Parties. On or before September 15 of each year the JSC will adopt a plan for the Development of Products for the Licensed Territory in the next following year (the "Development Plans"). The Development Plans will be consistent with the then valid Five Year Plan.

2.10  Amendment of Section 4.4.  Section 4.4 of the License Agreement is hereby
      ------------------------
amended to read as set forth below.

      4.4  Data.   On each meeting of the JSC, and upon written request at any
           ----
      other time, the Parties will exchange written summaries of all Development Data obtained to the date. All Development Data shall be considered Confidential Information of the disclosing Party. The Parties shall maintain all Development Data, related records, documents and raw data in sufficient detail and in good scientific manner as will properly reflect all works done and results achieved in the performance of the Development.

2.11  Amendment of Section 4.5.  Section 4.5 of the License Agreement is hereby
      ------------------------
deleted.

2.12  Amendment of Section 4.6.  Section 4.6 of the License Agreement is hereby
      ------------------------
amended to read as set forth below.

      4.6  Collaboration.
           -------------

      (a) Taisho will fund conduct of the Collaboration by no less than ***** Neurocrine FTEs (full time equivalents equal to ***** hours per year) for a period of *****. Taisho will compensate Neurocrine for the Neurocrine FTEs at a rate of ***** per FTE per *****. The Neurocrine FTEs will be devoted *****. The number of Neurocrine FTEs may be increased or decreased and/or extended beyond the initial ***** term upon mutual agreement of the Parties.

      (b) Taisho may request that Neurocrine conduct on Taisho's behalf certain research, pre-clinical studies, and/or clinical studies on Products set forth in Development Plan as a part of the Collaboration. In the event such research, pre-clinical studies, and/or clinical studies shall not be covered by the Neurocrine FTEs set forth in (a) above, Taisho will compensate Neurocrine for additional Neurocrine FTEs devoted to such research, pre-clinical studies, and/or clinical studies at a rate of *****.


____________
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                                       4

2.13  Amendment of Section 4.8. Section 4.8 of the License Agreement is hereby
      ------------------------
amended to read as set forth below.

      4.8  Development Cost. ***** of all studies and activities and in-house
           ----------------
      study costs approved by the JSC based upon the Five Year Plan and the Development Plan, which are conducted after (effective date of this Amendment), *****. The outside costs of all studies and activities ***** approved by the JSC based upon the Five Year Plan and the Development Plan, which are conducted from the execution of this Agreement until (effective date of this Amendment), shall be ***** in accordance with ***** to be agreed by the Parties. Additionally, Taisho shall reimburse Neurocrine ***** of all development expenses for the Licensed Territory that occurred from December 25, 1999 to the execution of this Agreement. Such reimbursement will be due within thirty (30) days of the execution of this Agreement.

2.14  Amendment of Section 4.9. Section 4.9 of the License Agreement is hereby
      ------------------------
amended to read as set forth below.

      4.9  Commercialization.  The JSC shall monitor the Commercialization of
           -----------------
      Products. All matters relating to Commercialization of Products in the Licensed Territory shall be decided by Taisho in Taisho's sole business judgment.

2.15  Amendment of Section 4.10.  Section 4.10 of the License Agreement is
      -------------------------
hereby amended to read as set forth below.

      4.10 Reporting.  Neurocrine and Taisho shall each promptly notify the
           ---------
      other of any events that come to their attention which shall be reported to any Governmental Authorities under any laws and regulations including 21 CFR 314.80, 600.12, 600.14 and 600.80 of the United States (as such requirements may be amended from time to time) and any similar or equivalent reporting requirements to other Governmental Authorities. As for the events that occur in the context of clinical trials, both Parties shall comply with provisions of Exhibit F.

2.16  Amendment of Article 5.  Article 5 of the License Agreement is hereby
      ----------------------
amended to read as set forth below.

                                   ARTICLE 5

                      LICENSE FEES AND MILESTONE PAYMENTS

      5.1  LICENSE FEES AND MILESTONE PAYMENTS FOR ASIA AND EUROPE.

      5.1A   Data Purchase. On execution of this Agreement, Taisho shall
             -------------


____________
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                                       5
     purchase from Neurocrine rights to the Neurocrine CTX filing for NBI-6024 and all supporting data and information for use in exploitation of the Asian rights granted hereunder for a one-time payment of ***** and rights to the Neurocrine CTX filing for NBI-6024 and all supporting data and information for use in exploitation of the European rights granted hereunder for a one-time payment of *****. The above payments shall be made within thirty (30) days of execution of this Agreement.

     5.1B  Milestone Payments.  At the first occurrence of the events as to the
           ------------------
     Product first applicable to the events set forth below, within thirty (30) days after Taisho becomes aware of it, Taisho shall pay the corresponding amounts as the Milestone Payments for the rights in Asian countries and European countries to Products granted to it as long as this Agreement is in force and effect, provided, however, as to the events which occurred before the execution of this Agreement, Taisho shall pay the corresponding amount within thirty (30) days of the execution of this Agreement:


     a) for the rights in Japan and other Asian countries           total $*****

     . ***** Phase II *****                                               $*****

     . ***** Pediatric Phase II *****                                     $*****

     . ***** Phase III *****                                              $*****

     . Regulatory Filing of New Drug Application or any other
       comparable filing *****                                            $*****

     . Governmental Approval for Commercialization *****                  $*****

     b) for the rights in European countries                        total $*****

     . ***** Phase II *****                                               $*****

     . ***** Pediatric Phase II *****                                     $*****

     . ***** Phase III *****                                              $*****

     . Regulatory Filing of New Drug Application or any other
       comparable filing in *****                                         $*****

     . Governmental Approval for Commercialization *****                  $*****

     Each Milestone Payment shall be made only once. ***** upon Regulatory
     Filing


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                                       6
     of New Drug Application or any other comparable filing in any country in Asian and European countries listed on Exhibit D.

     5.2  LICENSE FEES AND MILESTONE PAYMENTS FOR REST OF WORLD.

     5.2A.   License Issue Fee.  In consideration of the licenses to the
             ------------------
     Licensed Technology in the Rest of World, Taisho will pay to Neurocrine a license fee of ***** . The above payment shall be made within thirty (30) days of execution of this Amendment.

     5.2B  Milestone Payments.  At the first occurrence of the events as to the
           ------------------
     Product first applicable to the events set forth below, within thirty (30) days after Taisho becomes aware of it, Taisho shall pay the corresponding amounts as the Milestone Payments for the rights in the Rest of World to Products granted to it as long as this Agreement is in force and effect, provided, however, as to the events which occurred before(effective date of this Amendment), Taisho shall pay the corresponding amount within thirty
     (30) days from (effective date of this Amendment):

     . Completion of  *****  Phase I  *****                 $ *****
     .  ***** Phase II  *****                               $ *****

     .  ***** Pediatric Phase II *****                      $ *****

     .  ***** Phase III  *****                              $ *****

     . Regulatory Filing of New Drug Application  *****     $ *****

     . Governmental Approval for Commercialization  *****   $ *****

     Each Milestone Payment shall be made only once. ***** upon Regulatory Filing of New Drug Application in the United States.

     5.3  Third Party Royalties.  ***** shall bear any payments (license fees,
          ---------------------
     milestone payments and royalties and so on) owed or to be owed to the Third Parties with respect to Existing Royalty Obligations in the Licensed Territory. In consideration of ***** Existing Royalty Obligations *****
     will pay to  *****.   ***** bear any other payments (license fees,
     milestone payments and royalties and so on) owed or to be owed to Third Parties other than their Affiliates with respect to patents or patent applications in the Licensed Territory, that are owned or controlled by such Third Parties and that would ***** on the basis ***** directed to
     *****.   ***** shall bear any payments (license fees, milestone payments and royalties and so on) owed or to be owed to Third Parties other than ***** Affiliates with respect to such Third Parties' patents or patent applications


-----------
***** Confidential treatment has been requested for omitted portions.

     in the Licensed Territory other than those described in above two cases.

     5.4   Sublicense Fee.  Within thirty (30) days of the date upon which
           --------------
     ***** or its Affiliates shall grant a sublicense to the ***** to any Third Party other than ***** shall pay ***** per each of such Third Parties as executing parties of sublicense agreement with ***** In the event a sublicensee of ***** (other ***** ) shall further sublicense the Licensed Technology ***** will be payable for such further sublicense unless under the circumstances ***** that would have been more *****.

     5.5 PROFIT SHARING OPTION FOR REST OF WORLD

     5.5A  Profit Sharing Option.  At any time after  ***** and before  *****
           ---------------------
     shall have the option to elect to change the agreement for Rest of World from a royalty bearing arrangement as provided in Section 5.2, to a profit sharing structure as set forth in this Section 5.5 (the "Option"). At the time ***** to exercise the Option the Parties will ***** Development and
     Commercialization of Products in the Rest of World.   ***** completed prior
     to  *****, provided, however, that such  ***** shall be  *****.

     5.5B  Milestone Payments.
           ------------------

     In the event ***** on or before the date of the first occurrence of the events ***** to the events ***** Section 5.2B will not apply irrespective of its provision and the following provision will apply instead. In the event ***** after the date of the first occurrence of the events ***** to the events stipulated *****, Section 5.2B irrespective of its provision shall no longer apply and the following provision will apply instead.

     At the first occurrence of the events as to the Product first applicable to the events set forth below, within thirty (30) days after Taisho becomes aware of it, Taisho shall pay the corresponding amounts as the Milestone Payments for the rights in the Rest of World to Products granted to it as long as this Agreement is in force and effect, provided, however, as to the events which occurred before (effective date of this Amendment), Taisho shall pay the corresponding amount within thirty (30) days from (effective date of this Amendment):

     . Completion of  ***** Phase I  *****                     $ *****

     .  ***** Phase II  *****                                  $ *****

     .  ***** Pediatric Phase II *****                         $ *****

     .  ***** Phase III *****                                  $ *****



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                                       8

     .  Regulatory Filing of New Drug Application  *****       $ *****

     .  Governmental Approval for Commercialization  *****     $ *****

     Each Milestone Payment shall be made only once ***** upon Regulatory Filing of New Drug Application in the United States.

     If any Milestone Payments ***** in any country in the world have been made pursuant to Section 5.2B prior to the exercise of the Option, the amount of each subsequent Milestone Payment under this Section 5.5B for the rights in the Rest of World shall ***** so that the total Milestone Payments under this Section 5.5B for the rights in the Rest of World *****. For clarity, the license fee of ***** payable under Section 5.2A *****.

     5.5C  Royalties.  Neurocrine shall be paid a royalty of  ***** of Net Sales
           ---------
     of Products in the United States and a royalty ***** of Net Sales of Products in the Rest of World excluding the United States until the time set forth in 6.4 (c).

     5.5D  Profit Sharing.  Taisho and Neurocrine will  *****  the net profits
           --------------
     from sales of Products in the Rest of World. The net profits will be calculated by subtracting ***** to calculate Net Sales, the royalties due ***** set forth in ***** Net Sales in the United States as Neurocrine's Existing Royalty Obligation ***** from Net Sales of Products *****. For clarity, any payments ***** other than ***** of Net Sales in the United States ***** Neurocrine's Existing Royalty Obligation ***** shall not be subtracted from Net Sales of Products in the Rest of World *****.

     5.5E Third Party Royalties. In the event ***** the Option before any *****, Section 5.3 will not apply irrespective of its provision and the following provision will apply instead. In the event ***** on or after *****, Section 5.3 irrespective of its provisions shall no longer apply and the following provision will apply instead.

     ***** shall bear any payments (license fees, milestone payments and royalties and so on) owed or to be owed to the Third Parties with respect to Existing Royalty Obligations in the Licensed Territory ( ***** which
     shall be paid as set forth  *****).   ***** any other payments (license
     fees, milestone payments and royalties and so on) owed or to be owed to Third Parties other than their Affiliates with respect to patents or patent applications in the Licensed Territory, that are owned or controlled by such Third Parties and that would ***** ***** Products on the basis of ***** directed to *****. With respect to Third Parties patents or patent applications in the Licensed Territory other than those described in above two cases, ***** shall bear any payments (license fees, milestone payments and royalties and so on) owed or to be owed to such Third Parties other than ***** in Asian and European countries listed on Exhibit D, and ***** any payments


-----------
***** Confidential treatment has been requested for omitted portions.

     (license fees, milestone payments and royalties and so on) owed or to be owed to such Third Parties other than ***** in the Rest of World.

     5.5F Supply and Manufacturing. In the event ***** the Option, the price for supply of NBI-6024 for Commercialization in the Rest of World shall be ***** and so the provisions in Section 6.4 with regard to the price for supply for Rest of World, irrespective of the provisions set forth in
     Section 6.4, will not apply to the supply for the Rest of World and the provisions of Section 6.4 will then apply only to the supply for Asian countries and European countries. Similarly, in the event ***** the Option, the provisions in Section 6.7 with regard to the royalty to be paid by Taisho, irrespective of the provisions of Section 6.7, will not apply to the manufacturing by Taisho or its subcontractor of NBI-6024 for the Rest of World (Taisho shall not pay any royalty for the manufacturing by Taisho or its subcontractor of NBI-6024 for the Rest of World) and the provisions of Section 6.7 will then apply only to the manufacturing by Taisho or its subcontractor of NBI-6024 for Asian countries and European countries.

2.17 Amendment of Article 6.  Article 6 of the License Agreement is hereby
     ------------------------
amended to delete all references to Independent Studies and Neurocrine
Territory.

2.18 Amendment of Section 6.4.  Section 6.4 of the License Agreement is hereby
     ------------------------
amended to add the following subsection (c).

      (c) for Rest of World in the Licensed Territory, the expiration of Patent Right last to expire of the Licensed Patent Rights in the United States.

2.19 Amendment of Section 6.7.  Section 6.7 of the License Agreement is hereby
     ------------------------
amended to read as set forth below.

     6.7  Manufacturing by Taisho.  To the extent of not conflicting with
          ------------------------
     Sections 6.1 and 6.2 above or after the expiration of Patent Right last to expire of Licensed Patent Rights in the Licensed Territory, Taisho shall have the right to manufacture NBI-6024 for the Licensed Territory and/or have NBI-6024 manufactured on its behalf, which shall be subject to the terms and conditions to be agreed by the Parties *****. In such cases, Taisho shall pay in consideration of the license of Manufacturing Technology (a) the royalty ***** of Net Sales in all Asian countries in the Licensed Territory until the time set forth in Section 6.4 (a), (b) the royalty ***** of Net Sales in all European countries in the Licensed Territory until the time set forth in Section 6.4 (b) and (c) the royalty ***** of Net Sales in Rest of World until the time set forth in 6.4(c), provided however ***** to the case in which ***** shall manufacture
     ***** and supply it to ***** . In case the manufacturing cost incurred ***** is ***** to meet the above requirements, ***** shall seek for ***** including *****.

2.20 Amendment of Section 8.1.  Section 8.1 of the License Agreement is hereby
     ------------------------


-----------
***** Confidential treatment has been requested for omitted portions.

amended to read as set forth below.

      8.1  Trademarks.  Taisho will market Products under its own Trademarks.
           ----------

2.21  Amendment of Section 8.2 (b).  Section 8.2 (b) of the License Agreement is
      ----------------------------
hereby amended to read as set forth below.

       (b) Expenses.  All expenses in connection with prosecution and
           --------
      maintenance of the Licensed Patent Rights will be borne by *****, provided, however, ***** shall bear a) all expenses incurred after the execution of this Agreement in connection with prosecution and maintenance of the Licensed Patent Rights in ***** to the extent this Agreement is in force and effect until (effective date of this amendment), and b) all expenses incurred after (effective date of this amendment) in connection with prosecution and maintenance of the Licensed Patent Rights in the Licensed Territory to the extent this Agreement is in force and effect.

2.22  Amendment of Sections 8.3 and 8.4.  Sections 8.3 and 8.4 of the License
      ---------------------------------
Agreement are hereby amended to delete all references to the Neurocrine Territory and to replace all "the execution of this Agreement" in the both Sections with (effective date of this amendment).

2.23  Amendment of Sections 8.5.  Sections 8.5(a) of the License Agreement is
      -------------------------
hereby amended to read as set forth below.

      (a) Intellectual property rights regarding any invention made by either Party during the term of this Agreement shall be solely owned by such Party, and the other Party shall have no rights in or to such invention other than those rights specifically granted to such other Party hereunder. The Party who made the invention shall have the right to prosecute and maintain, in its sole discretion and at its own expenses, all patent application or patent regarding such invention in any country in the world. Taisho, its Affiliates and its sublicensees shall have a non-exclusive right to exercise such invention by Neurocrine free of charge only for the purpose of Development and Commercialization of Products in the Licensed Territory.

2.24  Amendment of Section 11.1.  Section 11.1 of the License Agreement is
      -------------------------
hereby amended to read as set forth below.

      11.1  Indemnification.
            ---------------

      (a) Non-Patent.  Taisho shall indemnify and hold Neurocrine harmless from
          ----------
      and against any and all liability, damage, loss, cost (including reasonable attorneys' fees) and expense arising out of the Development and/or Commercialization of Products by Taisho, its Affiliates and/or its sublicensees and including the conduct of the Collaboration by Neurocrine other than those


-----------
***** Confidential treatment has been requested for omitted portions.

     arising out of the infringement of a Patent Right of a Third Party through the making, using or selling of Products by Taisho, its Affiliates and/or its sublicensees, provided, however, in case Neurocrine receives notice of a claim for which indemnification may be sought, Neurocrine shall promptly inform Taisho of such notice. Notwithstanding the foregoing Neurocrine shall not be entitled to indemnification under this subsection (a), against any claim of personal injury or property damage to the extent resulting from Neurocrine's negligence or misconduct.

     (b) Patent.  Subject to Section 5.3 and Article 8, Taisho will indemnify
         ------
     Neurocrine and hold Neurocrine harmless from and against any and all liability, damage, loss, cost (including reasonable attorneys' fees) and expense arising out of any claim of infringement of a Patent Right of a Third Party through the making, having made, using, selling or having sold Products by or on behalf of Taisho which is brought by a Third Party, provided, however, in case Neurocrine receives notice of a claim for which indemnification may be sought, Neurocrine shall promptly inform Taisho of such notice and, provided, further, that .the foregoing shall not apply to any Third Party licensor of Existing Royalty Patent Rights.

2.25 Amendment of Section 12.2.  Section 12.2 of the License Agreement is
     -------------------------
hereby revised to read as set forth below.

       12.2    Termination of Product Development.
               ----------------------------------

       Should Taisho ***** , rights of Taisho to Products (including all data, information, physical manifestations and Regulatory Filings) in the Licensed Territory shall revert and be delivered to Neurocrine, and Taisho shall be free from any and all monetary or developmental obligations thereafter. In addition, Neurocrine shall be granted a royalty-free worldwide non-exclusive license with sublicensing rights under the Taisho Technology to make, have made, use and sell Products. ***** may retain its all rights of Asian and European countries listed on Exhibit D subject to the terms and the condition of this Agreement originally executed by the Parties (i.e. the original one before being given any amendment).


                                   ARTICLE 3

                           MISCELLANEOUS PROVISIONS

3.1  Further Actions.  Each Party agrees to execute, acknowledge and deliver
     ---------------
such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Amendment.



-----------
***** Confidential treatment has been requested for omitted portions.

3.2  Counterparts.  This Amendment shall be executed in two counterparts, each
     ------------
of which shall contain the signature of the Parties and all such counterparts shall constitute one and the same agreement.

3.3  Descriptive Headings. The descriptive headings of this Amendment are for
     --------------------
convenience only, and shall be of no force or effect in construing or interpreting any of the provisions of this Amendment.

3.4  Governing Law.  This Amendment shall be governed by and interpreted in
     -------------
accordance with the substantive laws of the State of California.

3.5  Severability.  Whenever possible, each provision of this Amendment will be
     ------------
interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Amendment.

3.6  Entire Agreement of the Parties.  This Amendment together with the License
     -------------------------------
Agreement will constitute and contain the complete, final and exclusive understanding and agreement of the Parties and cancels and supersedes any and all prior negotiations, correspondence, understandings and agreements, whether oral or written, between the Parties respecting the subject matter hereof.

3.7  Dispute Resolution.  The Parties agree that in the event of a dispute
     ------------------
between them arising from, concerning or in any way relating to this Amendment, the Parties shall undertake good faith efforts to resolve any such dispute in good faith. In the event the Parties shall be unable to resolve any such dispute, the matter shall be referred to the Chief Executive Officer of Neurocrine and the President of Taisho for further review and resolution. In the event that they shall be unable to resolve the dispute, then the dispute shall be finally settled by arbitration, in San Francisco, California, under the Rules of Conciliation and Arbitration of the International Chamber of Commerce. The award of arbitration shall be final and binding upon both Parties.


-----------
***** Confidential treatment has been requested for omitted portions.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.



NEUROCRINE BIOSCIENCES, INC.


/s/ Margaret Valeur-Jensen
----------------------------

By: Margaret Valeur-Jensen

Title: Senior Vice President and General Counsel



TAISHO PHARMACEUTICAL CO., LTD.


/s/ Akira Uehara
------------------

By: Akira Uehara

Title: President